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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

        Date of Report (Date of earliest event reported):      March 26, 2002

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                           Bay Banks of Virginia, Inc.
             (Exact name of registrant as specified in its charter)



         Virginia                        0-22955                 54-1838100
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

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                              100 South Main Street
                              Post Office Box 1869
                           Kilmarnock, Virginia 22482
          (Address of principal executive offices, including zip code)

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       Registrant's telephone number, including area code: (804) 435-1171

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 26, 2002, the Registrant's Board of Directors voted to engage the accounting firm of Yount, Hyde & Barbour, P.C. as the independent public accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2002, to replace the firm of Eggleston Smith, P.C., the independent public accountant engaged to audit the Registrant's financial statements as of December 31, 2001 and 2000, and for each of the years in the two year period ended December 31, 2001.

         Consistent with the Registrant's policies, the Registrant conducted a bidding process to select the independent public accountant to audit the Registrant's fiscal year ending December 31, 2002. The Registrant's Audit Committee received bids from several independent public accounting firms including Eggleston Smith, P.C. After reviewing the proposals, the Registrant's Audit Committee selected Yount, Hyde & Barbour, P.C., which the Registrant's Board of Directors approved.

         In connection with the audit of the two fiscal years ending December 31, 2001 and the subsequent interim period preceding the engagement of Yount, Hyde & Barbour, P.C., there were no disagreements with Eggleston Smith, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         Eggleston Smith, P.C. did not resign or decline to stand for reelection. Upon selection of Yount, Hyde & Barbour, P.C., the Registrant dismissed Eggleston Smith, P.C. with respect to the audit of the Registrant's consolidated financial statements for periods beginning with the fiscal year ending December 31, 2002 and thereafter. Eggleston Smith P.C.'s report on the consolidated financial statements as of December 31, 2001 and 2000, and for each of the years in the two year period ended December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

         The Registrant will be requesting that Eggleston Smith, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16.1 - Letter from Eggleston Smith, P.C.*

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* To be filed by amendment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Bay Banks of Virginia, Incorporated

                                  By:      /s/ Austin L. Roberts
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                                           Austin L. Roberts, III
                                           President and Chief Executive Officer


April 2, 2002




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